Exhibit 99.1

 © 2017 Globalscape  Globalscape (NYSE MKT: GSB)  June 2017  Unleashing the Power of Data  INVESTOR PRESENTATION

 Safe Harbor Statement  2  © 2017 Globalscape  This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words "would," "exceed," "should," "anticipates," "believe," "steady," "dramatic," “expect,” and variations of such words and similar expressions identify forward-looking statements, but their absence does not mean that a statement is not a forward-looking statement. These forward-looking statements are based upon the Company’s current expectations and are subject to a number of risks, uncertainties and assumptions. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Among the important factors that could cause actual results to differ significantly from those expressed or implied by such forward-looking statements are risks that are detailed in the Company’s Annual Report on Form 10-K for the 2016 fiscal year, filed with the Securities and Exchange Commission on March 27, 2017.

 Who We Are  © 2017 Globalscape  3    Globalscape isa leader in the secure movement and integration of data  Our managed file transfer (MFT) platform secures and enables mission-critical exchanges of data  We help organizations control, manage, integrate and transfer data seamlessly across multiple locations or applications  Trusted and relied upon by thousands of customers all over the world                                Our Integration Platform as a Service (iPaaS) solution connects data and automates workflows of disparate cloud applications

                   Globalscape by the Numbers  4  © 2017 Globalscape  95+%CustomerRetention  $109MMarket Cap  13,000 Customers in150+ Countries  Headquartered inSan Antonio, TX  136Employees  18Consecutive Quarters of Profitability  $26MCash + Investments  $0Debt   1.2% Dividend Yield                                                 Data as of 3/31/2017  Data as of 6/16/2017  Data as of 6/16/2017

   OPPORTUNITY  5  © 2017 Globalscape  NYSE MKT: GSB

       The Problem    The Solution  All organizations need a way to manage their dataSome because their data is highly sensitiveOthers because their industries require it due to regulations and compliance mandatesBut they also need to access iteasily and efficiently  Challenge: How do organizations keep files under lock and key, but also readily accessible at the same time?  Managed File Transfer (MFT)MFT helps organizations manage and protect their sensitive information in any situationUsed by some of the largest organizations in the worldAutomated, quick, simple solution to a highly complex data management problem    © 2017 Globalscape  6                                        Helping Business Manage Their Data

             Billion-Dollar Global MFT Market  7  © 2017 Globalscape  1Source: MarketsandMarkets  Data SecurityGovernanceCompliancePerformance ImprovementsCost Efficiency  Cloud-based solutions gaining tractionHeavy investment in MFT by N. American enterprises to improve their processes and B2B integration  Scalability Lower upfront costs compared to on-premises solutionsReduced maintenance costs  Expected to Reach $1.5B by 20201  GrowthDrivers  IndustryTrends  AdoptionIncentives

     8  © 2017 Globalscape  The Different Types of File Transfer          Automated transfer between two servers with no (error-prone) human interaction  Server-to-Server File Transfer  A software application sends a file to a server or an email address, or sends a notification that a file is available for pickup  Server-to-Person File Transfer  Users send files to each other through email, such as Outlook or an online portal  Person-to-Person File Transfer  A user sends a file to a server, such as a shared drive in your office, where it is available to your coworkers or the server itself  Person-to-Server File Transfer

 9  © 2017 Globalscape                                  I need to seamlessly integrate systems into my existing network.  I need visibility and control over my data.  My department needs to comply with industry and government regulations.  My organization needs the ability to scale painlessly.  Why Do Customers Purchase MFT?

 10  © 2017 Globalscape  Industries That Need MFT                                    Healthcare  Retail  Financial Services  Entertainment & Media  Government  Payroll Information Account Statements  Purchase Orders Point of Sale Data  Patient RecordsTest Results  Personnel Records Logistics Data   Video Files 3D Animation

 The Next Frontier  The average enterprise now uses 1,4271 distinct cloud apps and servicesBusinesses still need the same control over their dataBut now they also need it to communicate universally across legacy systems and cloud applications   © 2017 Globalscape  11  1(Skyhigh Networks, 12 Must-know Statistics on Cloud Usage in the Enterprise)              Teams use different toolsand unrelated systems    Not enough development resources to fix it manually  A solution that integrates data across different platforms  Software speaks different languages                Simplify integrating applications across an enterprise  Empower your users with tools to securely build their own data integrations

 Introducing Kenetix  © 2017 Globalscape  12  Next-Gen Data IntegrationNatural extension and enhancement of MFTUsed for:application and data integrationbusiness process automationmicroservices orchestrationTransparencyBreak down existing silos between applicationsDemocratize control of data across multiple systemsIntuitiveGet the right data in the right places in real-timeShare custom cloud application connectors or workflows  An Integration Platform as a Service (iPaaS) Solution              Quick to StartExpress ImplementationQuick ROI  Simple yet PowerfulEmpowers units outside of IT to create integrations Drag and drop interface  Rapidly ScalableCreate complex integrationsSingle integrations span multiple apps

                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                             Core Benefits  THE POWER OF DATA AT YOUR FINGERTIPS    What We Do  © 2017 Globalscape  13  Globalscape Solution  DATA INTEGRATION  A POWERFUL INTEGRATION PLATFORM TO CONNECT AND HARNESS DATA  EASE OF USE  CONNECT EVERYTHING  DEMOCRATIZATION                                                      A ROBUST PLATFORM DESIGNED TO SECURELY TRANSFER DATA  OPERATIONAL EFFICIENCY  VISIBILITY AND REPORTING                              COMPLIANCE  GOVERNANCE                                                                                        ENHANCED FILE TRANSFER (EFT)

   LANDSCAPE  14  © 2017 Globalscape  NYSE MKT: GSB

 Go-to-Market Strategy  © 2017 Globalscape  Multiple Customer Facing Sales Teams   Channel Facing Sales Team   Dedicated Sales Engineering Resources                      Business Development Resources  Demand GenerationSignificantly Increases Reach    15

 World-Class Customer Base  16  © 2017 Globalscape    Financial Services    Entertainment & Media    Technology    Retail    Healthcare    Government

     MFT Case Study: U.S. Army  17  © 2017 Globalscape  Standard Army Management Information System (STAMIS) Relies on Globalscape to Protect Critical Data Working relationship for over a decade Globalscape helps the Army ensure safe delivery of mission-critical logistics and maintenance data around the world Allows the Army to comply with rigorous data security requirements Minimizes the cost and timelines for both software development and sustainment   NYSE MKT: GSB

     MFT Case Study: Food Chain  18  © 2017 Globalscape  International Fast Food Chain Eliminates Inefficiencies with Globalscape In an effort to replace and consolidate legacy data transfer systems, Globalscape helped streamline their data transfer processes Improved overall operational efficiency and secured all data movement within their network The fast food company saved time with less overall maintenance, no longer faced with manpower limitations Globalscape helped safeguard their business critical and sensitive data, providing greater control over data security within their network       NYSE MKT: GSB

 19  © 2017 Globalscape  Why We Win                              Industry pioneer with longevity in the marketplace   Specialist in the Managed File Transfer market & innovator in iPaaS   Relentless focus on customers, supported by retention and support rates  Technology is easy to set up, manage and use – out of the box  Best  First  Focused  Simple

       Increased Accessibility: SaaS-based EFT Cloud Services (Our Fastest Growing Segment)orEFT in Amazon Web Services (AWS) / Microsoft Azure for additional control   Our Approach for the Cloud  20  © 2017 Globalscape  Platform or Fully Managed Service Offering: Globalscape and its partners will manage your EFT for you  Dynamic Licensing: Traditional perpetual model (BYOL), monthly subscription or Hourly, fully metered for adapting to scaling environments        Options for Managed File Transfer in the Cloud  FLEXIBLE  MANAGEABLE  ADAPTABLE

   FINANCIALS  21  © 2017 Globalscape  NYSE MKT: GSB

 22  © 2017 Globalscape  Selected Financial Data  Q1 2017  $0.03 vs. $0.02 in Q1 2016   $751,000 (up to 92% YOY)  2016  Net income   $4 million(marking 17 consecutive quarters of profitability)   Diluted EPS  $0.18  $8.3 million, up 13% YoY  13% increaseQ1 2017 revenue compared to Q1 2016  Revenue  $33.3 million, up 8% YoY  Adjusted EBITDA   $7.1 million  Strong Balance Sheet1  $26MCash & Investments   $0 Notes payable & long-term debt  $1.4 million, up 69% YoY  Financial Information as of 3/31/2017

   Steady Financial Performance  23  © 2017 Globalscape              Gross Profit$ millions  Net Income$ millions  Revenue$ millions    NYSE MKT: GSB

    Key Strategic Growth Opportunities  24  © 2017 Globalscape          Accelerate organic growth via the EFT platform  Expand focus partnerships   Developing orAcquiring key technologies for any data management strategy: data movementdata integrationdata security      Globalscape is transforming into a more innovative, scalable, and cloud-centric organization                                                       Cloud Offerings and Consumption Model focused

 Key Highlights   25  © 2016 Globalscape  Consistent Revenue Growth  Industry pioneer in managed file transferRecently released innovative next-gen data integration (iPaaS) offeringDiversified customer base of industry leadersPredictable business model with highly recurring revenue stream18 consecutive quarters of profitabilityExceptional customer retention rate at 95+%Strong balance sheet with $26M in cash and no debt

   CONTACT US  NYSE MKT: GSB  26  © 2017 Globalscape  Investor Relations:Matt Glover or Najim MostamandLiolios Group, Inc.(210) 801-8489IR@globalscape.com

   APPENDIX  27  © 2017 Globalscape  NYSE MKT: GSB

         Leadership Profile  28  © 2017 Globalscape          Company leadership team are experts in their chosen fields  On average the team has 20 years of experience in the technology and software industries, specifically security and networking  Full leadership team is committed to transparency and visibility   Role they play executing company strategy is key to our success               NYSE MKT: GSB

                 Leadership Team  © 2017 Globalscape  29  Matt GouletPresident & CEO  Jim AlbrechtCFO  Daniel BurkeVP of Worldwide Sales  Peter MerkulovVP of Product Strategy and Technology Alliances  Greg HofferVP of Engineering  Gary MullenVP of Marketing  Adam SniderVP of Operations  Andrea FarmerVP of Human Resources